SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               TOTAL SYSTEM SERVICES, INC.
                                               (Registrant)


December 8, 1997                               By:/s/Richard W. Ussery
                                                  --------------------
                                                  Richard W. Ussery,
                                                  Chairman and
                                                  Principal Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, Richard W. Ussery and Philip
W. Tomlinson, and each of them, his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or their substitute(s), may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                   Date: December 8, 1997
------------------------------------------------
James H. Blanchard,
Director and Chairman of the
Executive Committee


/s/Richard W. Ussery                                    Date: December 8, 1997
------------------------------------------------
Richard W. Ussery,
Chairman of the Board
and Principal Executive Officer

/s/Philip W. Tomlinson                                  Date: December 8, 1997
--------------------------------------------------
Philip W. Tomlinson,
President
and Director


/s/James B. Lipham                                      Date: December 8, 1997
-------------------------------------------------
James B. Lipham,
Executive Vice President, Treasurer, Principal
Accounting and Financial Officer


/s/William A. Pruett                                    Date: December 8, 1997
-------------------------------------------------
William A. Pruett,
Executive Vice President


/s/M. Troy Woods                                        Date: December 8, 1997
--------------------------------------------------
M. Troy Woods,
Executive Vice President


/s/Griffin B. Bell                                      Date: December 8, 1997
--------------------------------------------------
Griffin B. Bell,
Director


/s/Richard Y. Bradley                                   Date: December 8, 1997
--------------------------------------------------
Richard Y. Bradley,
Director


/s/Gardiner W. Garrard, Jr.,                            Date: December 8, 1997
--------------------------------------------------
Gardiner W. Garrard, Jr.,
Director


/s/John P. Illges, III                                  Date: December 8, 1997
---------------------------------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                     Date: December 8, 1997
--------------------------------------------------
Mason H. Lampton,
Director

/s/Samuel A. Nunn                                       Date: December 8, 1997
--------------------------------------------------
Samuel A. Nunn,
Director


/s/H. Lynn Page                                         Date: December 8, 1997
-------------------------------------------------
H. Lynn Page,
Director


/s/W. Walter Miller, Jr.                                Date: December 8, 1997
------------------------------------------------
W. Walter Miller, Jr.,
Director


/s/William B. Turner                                    Date: December 8, 1997
------------------------------------------------
William B. Turner,
Director


/s/George C. Woodruff, Jr.                              Date: December 8, 1997
------------------------------------------------
George C. Woodruff, Jr.,
Director


/s/James D. Yancey                                      Date: December 8, 1997
------------------------------------------------
James D. Yancey,
Director